Goldman Sachs 2022 Global Energy Conference January 2022 NYSE: NEX

Forward Looking Statements & Disclosures 2 All statements other than statements of historical facts contained in this presentation and any oral statements made in connection with this presentation, including statements regarding our future operating results and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are generally accompanied by words such as “may,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “goal,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions. Any forward-looking statements contained in this presentation or in oral statements made in connection with this presentation speak only as of the date on which we make them and are based upon our historical performance and on current plans, estimates and expectations. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which NexTier conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets NexTier serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on NexTier’s operations; (viii) the effect of a loss of, or interruption in operations of, NexTier’s operations, or of one or more key suppliers, or customers, including resulting from inflation, product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price (including inflation) and timely availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) NexTier's ability to employ a sufficient number of skilled and qualified workers; (xiii) the level of, and obligations associated with, indebtedness; (xiv) fluctuations in the market price of NexTier's stock; (xv) the duration (including resurgences), impact and severity of the COVID-19 pandemic and the response thereto, including the impact of social distancing, shelter-in-place or shutdowns of non-essential businesses and similar measures imposed or undertaken by governments, private businesses or others (including the economic, administrative, and social impacts of mask or vaccine mandates), and the possibility of increased inflation, travel restrictions, lodging shortages or other macro-economic challenges as the economy emerges from the COVID-19 pandemic; and (xv) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the effective integration of the acquired Alamo Pressure Pumping businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the transaction; unanticipated difficulties or expenditures relating to the transaction, the response or retention of customers and vendors as a result of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see the Company's filings with the Securities and Exchange Commission (the "SEC"), including under the heading "Risk Factors" in Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, available on the SEC website or www.NexTierOFS.com. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement.

NexTier

Integrate, Innovate, Accelerate

NYSE: NEX

NexTier is a leading provider of *integrated well completions* that employs sustainable practices and equipment that supports our customers' *ESG goals while accelerating production* in the most demanding US land basins.

- **#1** Natural Gas Powered HHP[1]
- **#1** Permian Basin Completions Services Provider[1]
- **#1** Wireline Plug & Perf Fleet[1]

Distributed Geographical Footprint with Permian Focus



[1]Source: Company estimates based on deployed and working fleets as of December 2021

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4 ¹ Source: Daniel Energy Partners. Pro-forma for incremental Alamo fleets acquired and upgraded to Tier IV Dual Fuel. Natural Gas Powered 23% Diesel 77% Dual fuel Electric Leader in Next-Gen Frac - Upper Tier of Market Pricing US Total Frac Fleets¹ % of Natural Gas-Powered Fleets • Growing leadership position in gas- powered fleets which are currently sold out • Additional conversions of existing Tier IV to Tier IV DGB are very capital efficient Tier IV Dual Fuel Easily converted to Tier IV Dual Fuel NexTier has largest deployed fleet powered by low-emission natural gas in the market today

5 US Land Frac Macro - Backdrop for High Utilization Tightening supply and demand fundamentals creates a backdrop for improved financial performance • US Land Frac capacity peaked in 2014 after 10 years of heavy investment • Limited investment in growth Capex with the exception of 2017 and 2018 • Minimal investments in new builds since 2019 • Steady rationalization of US Land fleet capacity since 2015 via retirements, cannibalization, consolidation, and international transfers. • NexTier permanently retired 0.6 million HHP during this period with an additional 0.2 million expected in early 2022 -4,000,000 -3,000,000 -2,000,000 -1,000,000 0 1,000,000 2,000,000 3,000,000 4,000,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Change in Frac HHP Supply1 1Source: Rystad Energy ShaleWellCube, Rystad Energy research and analysis

6 US Land Frac Intensity Supports Increased HHP Thesis Increased Frac intensity is requiring significantly more pumps per deployed Frac fleet • Increased intensity leads to higher number of pumps required per fleet due to added pumps for operations, maintenance, in-transit, and standby • Supported by steadily increasing horsepower hours required per well • Further supported by increase in Simul-frac operations where the required HHP fleet can be as much as 2X • Market Simul-Frac suggest 6-10% of Q4 2021 wells 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2014 2015 2016 2017 2018 2019 2020 2021 US Land Horsepower Hours Average Per Well1 1Source: Rystad Energy ShaleWellCube, Rystad Energy research and analysis

US Land Frac Macro – A Case for Higher Deployed HHP

Total deployed US Land Frac HHP is at greater than 90% utilization

US LAND FRAC FLEETS	NEX Estimates[1]
DEPLOYED EXIT '21	235
AVERAGE HHP/FLEET	58K HHP
HHP/FLEET SIMULFRAC	70K-100K HHP
TOTAL DEPLOYED HHP	>13.5M HHP

NexTier HHP Thesis:

- We have moved into a very supportive market situ with overall equipment utilization > 90%
- To meet demand for 2022 of 10% US Land Frac fl growth, all available cold stack capacity will be consumed and further investment in new build capacity, in all totaling ~ $1 billion
  - Remaining cold stack diesel equipment has no worked in years and would require up to $20M per fleet to reactivate
- Even with this investment, market utilization remai historic highs

[1]Source: NexTier Internal Estimates

NexTier

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Investment Highlights

Fleet conversion to natural gas powered mostly completed in 2020/2021
Positioned to harvest cash flow as the market cycle continues to improve

Leading Low-Cost, Low-Emissions Strategy	▪ Premier fleet of Tier IV gas powered equipment represents 23% of the market and currently sold out ▪ Enables significant fuel savings, emissions reduction and operational flexibility
Permian Market Leadership	▪ Largest well completions market share in the Permian Basin measured by active fleet count ▪ Balanced exposure to both Midland and Delaware basins
Integrated Completion Services	▪ Wireline + Logistics + Power Solutions + Digital = Optimized Completions Operations ▪ NexHub Digital Center enables integrated service offerings
Growth Power Solutions	▪ A leader in CNG and field gas optimization to power next generation equipment ▪ 100% utilized with patent pending technology improved diesel displacement by 20+%
Maintain Strong Financial Position	▪ Path to significant positive free cash flow generation in 2022 and beyond ▪ Strong balance sheet with Q3'21 liquidity of $290 million, no maturities until 2025

NexTier

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NEX Low Cost, Low Emissions Strategy 9  Diesel displacement  Emission reductions  Constant innovation  Quality service  Fuel & cost savings  Integrated services 118K HHP 818K HHP 2020-Q1 2021-EOY Natural Gas Powered HHP1 7x Accelerating our Commitment Providing fuel savings, emissions reductions, and operational flexibility through Low Emissions Completions Solutions Our Strategy focuses on… Our Strategy delivers… Sustainability Reliability Partnership Value 1Source: Company estimates based on deployed horsepower.

10 The Natural Gas Advantage Disproportionately advantaged vs. Diesel to lower well costs $0 $15 $30 $45 $60 $75 $90 1EIA Henry Hub Spot Natural Gas Price at 5,691,000 Btu/BOE $16 MM $11 MM $8.5 MM $6 MM 100% Diesel Fueled Fleet 50% Gas Fueled Fleet 70% Gas Fueled Fleet 100% Gas Fueled Fleet All-in Annual Frac Fuel Cost2 Dec 2019 Nov 2021 • Natural gas remains incredibly cost competitive vs. oil as an energy source • Fuel cost advantage is created for equipment that is natural gas capable • Patent pending NexTier Power Solutions technology treats field gas with CNG 2 Estimated for 40,000 HHP fleet with annualized 4,000 pump-hrs on Field Gas Assumes field gas is frac equipment compatible. Includes daily fixed costs for diesel fuel handling

Integrated Completions Drives Efficiency

Maximizes enterprise-level efficiency for NexTier Services, lower cost/ BOE and emissions for customers
Existing size and scale provides competitive advantage over peers
Creates opportunity for superior midcycle fleet-level profitability and cash flow



HYDRAULIC FRACTURING

#3 U.S. Frac Company by Fleet Count

#1 Operator of Natural Gas-Powered Frac

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WIRELINE AND PUMPDOWN

Integrating #1 U.S. pumpdown and perforating businesses reduces frac NPT

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NEXMILE LOGISTICS

Trucking business optimizes commodity delivery, lowers delivered cost

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POWER SOLUTIONS

Natural gas fueling maximizes the diesel displacement of NexTier's dual-fuel fleets

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SUBSURFACE OPTIMIZATION

Real-time downhole monitoring improves well productivity and optimizes completion design

INTEGRATION ENABLED BY



NEXHUB™ DIGITAL CENTER



NEXTIER

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Balance Sheet Management and Investment Timing 12Source: Rystad Energy ShaleWellCube, Rystad Energy research and analysis Counter cyclical investments funded by non-core asset sales Fleet conversion in time for cycle upturn – accelerates free cash Flow 0 50 100 150 200 250 300 350 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Fr ac S pr ea d Co un t 97% of strategic capex spend funded from divestitures Power Solutions MDT Frac Controls HZ Frac Spreads (US Land) Cumulative NEX Strategic Cash Capex Well Support Services Sale Excess Equipment Sale1 2 0 2 0 t o 2 0 2 1 Dual Fuel Capex Power Solutions Capex MDT Proprietary Frac Controls Capex 1Excess Equipment sales comprised of non frac equipment sales, real estate, and the sale of 1 frac fleet to international markets

NEX Growth Outpaces Market Growth As Cycle Rebounds 13Source: Rystad Energy ShaleWellCube, Rystad Energy research and analysis  Rapid capacity deployment enabled by execution of readiness strategy  Strong base of activity, diverse customer base, and premier gas-powered capacity provides basis for price recovery  Above market results enabled by execution of low-cost, low-emissions & wellsite integration strategies, focused on top tier of market  Alamo acquisition contributed 1 month activity in Q3 and 3 months in Q4 34% 17% 7% 8% 4% 31% 6% 28% 35% 28% 0 50 100 150 200 250 300 350 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Fr ac S pr ea d Co un t US Land Market Growth Rate NEX Revenue Growth Rate HZ Frac Spreads (US Land) 3 Consecutive Quarters of Outperformance

Alamo Acquisition Accelerates Strategy

Permian Overview


NM
TX
ALAMO
PRESSURE PUMPING
Permian
Midland
Delaware

Alamo's position in the Midland Basin is highly complementary to NexTier's Delaware Basin franchise

Top Permian Pressure Pumper by Active Fleet Count


18
16
14
12
10
8
6
4
2
0
Active Permian Frac Fleets
NEX
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F

Source: Daniel Energy Partners, November 2021

- Accelerated Permian position and grew NexTier capacity in the upper priced tier of the market
- Tier IV capacity provides premier dual fuel diesel displacement and lowest emissions profile with capital efficient conversion cost

As of Acquisition date 9/1/21

Total fleets	9
Total horsepower	460,000
Tier IV pumps	169

NEXTIER

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ESG Strategy in Action

Minimizing Our Environmental Impact

- Diesel substitution with lower-carbon natural gas fuel
- Reducing emissions with optimized natural gas-powered equipment & logistics
- Uniform Tier IV dual-fuel & Power Solutions Investment maximizes natural gas consumption

#1 Natural Gas-Powered Frac Fleet in the U.S.[1]

100%
DGB Technology[3]

Caterpillar 3512E Tier 4 DGB engine recipient of EPA's Clean Air Excellence Award

100%
Compatible

ESG Performance 2020 vs. 2021[2]

+98%
Million Gallons of Diesel Displaced
(8.4M vs. 16.7M)

+108%
Reduced Tons of CO2e Emissions
(27k vs. 56k)

+130%
Reduced Equivalent Million Car Miles
(61.3M vs. 141.7M)

[1] Source: Daniel Energy Partners, based on total deployed hydraulic horsepower. Pro forma for incremental Alamo fleets upgraded to Tier 4 dual fuel.
[2] Data is legacy NexTier only and is for the period January 1, 2021 to September 30, 2021
[3]DGB = Dynamic Gas Blending

NexTier

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Premier Position to Capitalize on Improved Cycle Dynamics 16  Counter Cycle Investments Funded  Momentum with Market-Beating Growth  Premier Natural Gas Powered Frac Fleet  In every US shale basin – Permian focused  Re-capturing pricing concessions  Platform delivers significant emissions reductions Cash Flow Meaningful Free Cash Flow 2022 Returns Exit Double Digit EBITDA/Fleet Q1 2022 Net Leverage Less than 1X by end of 2022 Emissions Additional 35 million gallons of diesel displaced in 2022 2022 Forward Looking Projections

4Q21 Financial Highlights 4Q21 results expected to reflect strong momentum  Initial Q4 2021 revenue guidance at $500-510 million reflects a full quarter of Alamo vs one month in Q3 2021  Strong revenue growth across the entire business  Modest pricing gains, increased activity drove majority of gains  Initial Q4 2021 adj. EBITDA guidance at $75-80 million reflects strong operating leverage  NexTier expects to report an estimated $18 million gain on the sale of assets in 4Q21, which is included in this guidance  Indications for strong demand for frac services in 2022; tight supply  Expect double-digit net pricing increases by end of 2022, with net pricing gains as contracts reset in Q1 2022  Q1 2022 winter weather, startup inefficiencies, supply chain constraints, and COVID impacts are potential headwinds to begin the year 17 4 Q 21 ADJ. EBITDA Guidance $500 – 510 Million Bloomberg Consensus $481 Million (on 01/ 02/ 22) 4 Q 21 TO TAL REVEN UE Guidance $75 - 80 Million Bloomberg Consensus $49 Million (on 01/ 02/ 22)

Strong Profitability and FCF with Attractive Valuation 18 4Q21 Adj. EBITDA for peer group uses Bloomberg Consensus EBITDA (as of 01/02/22), peer group includes PUMP, LBRT, PTEN, HP FCF Yield, FCF Conversion, and Enterprise Value to 2022 EBITDA uses Bloomberg Consensus (as of 01/02/22), Peer Group includesPUMP, LBRT, PTEN, HP 0x 1x 2x 3x 4x 5x 6x 7x 0% 5% 10% 15% 20% 25% 30% 35% 40% Peer A Peer B Peer C Peer D NEX En te rp ris e Va lu e / 20 22 E Co ns en su s E BI TD A 20 22 E Co ns en su s F CF Y ie ld a nd F CF C on ve rsi on FCF Yield FCF Conversion EV/2022E EBITDA Multiple 0x 2x 4x 6x 8x 10x 12x 14x 16x 0 10 20 30 40 50 60 70 80 90 Peer A Peer B Peer C Peer D NEX Guidance EV / 4 Q E an nu al iz ed a dj . E BI TD A 4Q E Ad j. EB IT DA ($ m m ) EBITDA EV/4Q Ann. EBITDA O:\Accounting\FP&A\2021\Weekly Ops Pe

19 1 Net of debt discounts and deferred finance costs. 2 No outstanding draws as of 9/30/2021, but letters of credit outstanding of $23.2 million.  $290mm of liquidity at 9/ 30  Long runway on debt maturities (ABL = Q4 2024, Term Loan = Q2 2025, Equipment Loan = Q2 2025)  Expect net debt to adj. EBITDA of <1x by YE22 NexTier Liquidity As of September 30 2021 NexTier Cash $135.5 ABL Availability $154.1 Total Liquidity $289.6 NexTier Credit Facilities 2018Term Loan Facility1 $338.6 ABL Credit Facility2 $0.0 2021 Equipment Loan $39.4 Capital finance leases $35.5 Total Debt $413.5 Balance Sheet Highlights Maintain Balance Sheet Strength NexTier positioned with $290 million of liquidity at September 30, 2021 Maintain strong financial position with attractive cash, liquidity and leverage positions

Definitions

NexTier Non-GAAP Measures

This presentation makes reference to non-GAAP measures, including earnings before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA, and free cash flow (FCF.) Management believes the presentation of these measures gives useful information to investors and shareholders as they provide increased transparency and insight into the performance of NexTier. Adjusted EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization, along with certain items management does not consider in assessing ongoing performance. Management uses adjusted EBITDA to set targets and to assess the performance of NexTier. Quarterly Annualized Adjusted EBITDA is defined as Adjusted EBITDA multiplied by four quarters. Free cash flow is defined as the net increase (decrease) in cash and cash equivalents before financing activities, including share repurchase activity. NexTier believes free cash flow is important to investors in that it provides a useful measure to assess management's effectiveness in the areas of profitability and capital management. Free cash flow yield is defined as free cash flow divided by market capitalization. Free cash flow conversion is defined as free cash flow divided by adjusted EBITDA.

Reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures are not available due to the challenges and impracticability with estimating some of the items, particularly with estimates for certain contingent liabilities, and estimating non-cash unrealized fair value losses and gains which are subject to market variability and therefore a reconciliation is not available without unreasonable effort.

NexTier
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